Exhibit 99.1

AppLovin Announces Fourth Quarter and Full Year 2024 Financial Results

PALO ALTO – February 12, 2025 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter and full year ended December 31, 2024 and posted a letter to its shareholders and a financial update on its Investor Relations website located at https://investors.applovin.com.

Fourth Quarter and Full Year 2024 Financial Highlights:

	Quarter Ended			Year Ended
(In thousands, except percentages)	December 31,			December 31,
	2024	2023	% Change	2024	2023	% Change
Advertising Revenue[1]	$999,487	$576,489	73%	$3,224,058	$1,841,762	75%
Apps Revenue	373,292	376,772	(1)%	1,485,190	1,441,325	3%
Total Revenue	1,372,779	953,261	44%	4,709,248	3,283,087	43%
Advertising Adjusted EBITDA	776,699	420,008	85%	2,442,597	1,275,705	91%
Apps Adjusted EBITDA	71,325	56,147	27%	277,008	226,953	22%
Adjusted EBITDA	$848,024	$476,155	78%	$2,719,605	$1,502,658	81%
Net Income	$599,204	$172,233	248%	$1,579,776	$356,711	343%

Additional Financial Highlights:

●Net cash from operating activities was $701 million and $2.1 billion, and Free Cash Flow was $695 million and $2.1 billion for the fourth quarter and full year 2024, respectively.
●During the fourth quarter and full year 2024, we retired and withheld 1.6 million and 25.7 million of our Class A common stock, for a total cost of $0.5 billion and $2.1 billion, respectively2. At the end of 4Q 2024, we had 340 million shares of our Class A and Class B common stock outstanding.
First Quarter 2025 Financial Guidance Summary3

(In millions, except percentages)	1Q25
	Low	High
Advertising Revenue	$1,030	$1,050
Apps Revenue	325	335
Total Revenue	1,355	1,385
Advertising Adjusted EBITDA	805	825
Apps Adjusted EBITDA	50	60
Total Adjusted EBITDA	$855	$885
Total Adjusted EBITDA Margin	63%	64%

1 Our core advertising business now represents substantially all of the revenue in this segment and our future focus for the company. As a result, we have renamed our "Software Platform" segment to "Advertising" to better align with the nature of this business.
2Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement
3 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this letter.

Webcast and Conference Calls
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s fourth quarter and full year 2024 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Kim Hughes press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance, and growth prospects. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our Advertising to support new users, the competitive advertising and mobile app ecosystems, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The forward-looking statements in this letter are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Metrics
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this shareholder letter includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income (loss) before interest expense and loss on settlement of debt, other income, net (excluding certain recurring items), provision for (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gains) losses, stock-based compensation expense, acquisition-related expense, restructuring costs, loss on disposal of long-lived assets, as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Consolidated Balance Sheets
(In thousands, except share and per share data)
(unaudited)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$741,411	$502,152
Accounts receivable, net	1,414,246	953,810
Prepaid expenses and other current assets	156,533	160,201
Total current assets	2,312,190	1,616,163
Property and equipment, net	160,530	173,331
Operating lease right-of-use assets	38,069	48,210
Goodwill	1,803,426	1,842,850
Intangible assets, net	896,677	1,292,635
Other assets	658,367	385,998
Total assets	$5,869,259	$5,359,187
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$563,427	$371,702
Accrued and other current liabilities	409,392	265,256
Short-term debt	—	215,000
Deferred revenue	69,839	78,559
Operating lease liabilities, current	14,814	13,605
Total current liabilities	1,057,472	944,122
Long-term debt	3,508,983	2,905,906
Operating lease liabilities, non-current	32,608	42,905
Other non-current liabilities	180,378	209,925
Total liabilities	4,779,441	4,102,858
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000,000 shares authorized, no shares issued and outstanding as of December 31, 2024 and 2023	—	—
Class A, Class B, and Class C Common stock, $0.00003 par value—1,850,000,000 (Class A 1,500,000,000, Class B 200,000,000, Class C 150,000,000) shares authorized, 340,041,739 (Class A 309,353,198, Class B 30,688,541, Class C nil) and 339,886,712 (Class A 268,774,090, Class B 71,112,622, Class C nil) shares issued and outstanding as of December 31, 2024 and 2023, respectively	11	11
Additional paid-in capital	593,699	2,134,581
Accumulated other comprehensive loss	(103,096)	(65,274)
Retained earnings (Accumulated deficit)	599,204	(812,989)
Total stockholders’ equity	1,089,818	1,256,329
Total liabilities and stockholders’ equity	$5,869,259	$5,359,187

AppLovin Corporation
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$1,372,779	$953,261	$4,709,248	$3,283,087
Costs and expenses:
Cost of revenue	320,452	273,607	1,166,806	1,059,191
Sales and marketing	214,662	222,963	849,209	830,718
Research and development	169,480	150,823	638,689	592,386
General and administrative	60,205	36,354	181,085	152,585
Total costs and expenses	764,799	683,747	2,835,789	2,634,880
Income from operations	607,980	269,514	1,873,459	648,207
Other income (expense):
Interest expense and loss on settlement of debt	(94,199)	(71,584)	(318,260)	(275,665)
Other income (expense), net	1,343	(19,034)	20,806	8,028
Total other expense, net	(92,856)	(90,618)	(297,454)	(267,637)
Income before income taxes	515,124	178,896	1,576,005	380,570
Provision for (benefit from) income taxes	(84,080)	6,663	(3,771)	23,859
Net income	599,204	172,233	1,579,776	356,711
Net income attributable to AppLovin	$599,204	$172,233	$1,579,776	$356,711
Less: Net income attributable to participating securities	150	714	2,717	1,769
Net income attributable to common stock—Basic	$599,054	$171,519	$1,577,059	$354,942
Net income attributable to common stock—Diluted	$599,057	$171,540	$1,577,144	$354,993
Net income per share attributable to Class A and Class B common stockholders:
Basic	$1.77	$0.51	$4.68	$1.01
Diluted	$1.73	$0.49	$4.53	$0.98
Weighted average common shares used to compute net income per share attributable to Class A and Class B common stockholders:
Basic	339,168,374	337,136,956	336,921,483	351,952,187
Diluted	346,423,848	347,492,545	347,807,555	362,589,246

AppLovin Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended December 31,
	2024	2023
Operating Activities
Net income	$1,579,776	$356,711
Adjustments to reconcile net income to operating activities:
Amortization, depreciation and write-offs	448,680	489,008
Stock-based compensation, excluding cash-settled awards	369,367	363,107
Impairment of investments	—	27,953
Loss on settlement of debt	28,375	4,337
Change in operating right-of-use assets	12,689	17,842
Amortization of debt issuance costs and discount	5,460	9,363
Loss on disposal of long-lived assets	1,646	—
Other	2,557	1,863
Changes in operating assets and liabilities:
Accounts receivable	(467,028)	(261,279)
Prepaid expenses and other current assets	4,056	(12,280)
Other assets	(189,387)	(121,688)
Accounts payable	189,585	98,574
Operating lease liabilities	(14,106)	(18,612)
Accrued and other liabilities	133,974	92,754
Deferred revenue	(6,633)	13,857
Net cash provided by operating activities	2,099,011	1,061,510
Investing Activities
Purchase of non-marketable equity securities	(76,983)	(17,934)
Acquisitions of businesses and intangible assets	(25,553)	(63,899)
Purchase of property and equipment	(4,776)	(4,246)
Proceeds from sale of assets and other	558	8,250
Net cash used in investing activities	(106,754)	(77,829)
Financing Activities
Principal repayments of debt	(4,225,223)	(497,994)
Payments of withholding taxes related to net share settlement	(1,143,525)	(246,435)
Repurchases of common stock	(981,297)	(1,153,593)
Payments of deferred acquisition costs	—	(33,903)
Payments of licensed asset obligation	—	(27,110)
Payments of debt issuance cost	(35,563)	(4,655)
Principal payments of finance leases	(20,875)	(20,170)
Proceeds from issuance of debt	4,614,841	395,281
Proceeds from issuance of common stock upon exercise of stock options and purchase of ESPP shares	41,798	25,788
Net cash used in financing activities	(1,749,844)	(1,562,791)
Effect of foreign exchange rate on cash and cash equivalents	(3,154)	778
Net (decrease) increase in cash and cash equivalents	239,259	(578,332)
Cash and cash equivalents at beginning of the period	502,152	1,080,484
Cash and cash equivalents at end of the period	$741,411	$502,152

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(in thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Quarter Ended		Year Ended December 31,
	4Q24	4Q23	2024	2023
Net cash provided by operating activities	701,003	343,988	2,099,011	1,061,510
Less:
Purchase of property and equipment	(490)	(244)	(4,776)	(4,246)
Principal payments on finance leases	(5,351)	(3,979)	(20,875)	(20,170)
Free Cash Flow	$695,162	$339,765	$2,073,360	$1,037,094
Net cash used in investing activities	$(367)	$(6,804)	$(106,754)	$(77,829)
Net cash used in financing activities	$(523,157)	$(170,524)	$(1,749,844)	$(1,562,791)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(in thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Quarter Ended		Year Ended December 31,
	4Q24	4Q23	2024	2023
Revenue	$1,372,779	$953,261	$4,709,248	$3,283,087
Net income	$599,204	$172,233	$1,579,776	$356,711
Net Margin	44%	18%	34%	11%
Interest expense and loss on settlement of debt	94,199	71,584	318,260	275,665
Other income (expense), net	(8,302)	18,528	(25,440)	(7,831)
Provision for (benefit from) income taxes	(84,080)	6,663	(3,771)	23,859
Amortization, depreciation and write-offs	127,837	119,111	448,680	489,008
Loss on disposal of long-lived assets	—	—	1,646	—
Non-operating foreign exchange loss (gain)	1,450	(65)	291	(1,224)
Stock-based compensation	100,921	88,049	376,455	363,107
Acquisition-related expense	5	52	885	1,047
Restructuring costs	16,790	—	22,823	2,316
Total adjustments	248,820	303,922	1,139,829	1,145,947
Adjusted EBITDA	$848,024	$476,155	$2,719,605	$1,502,658
Adjusted EBITDA Margin	62%	50%	58%	46%

AppLovin Corporation
Reconciliation of Segment Adjusted EBITDA to Income Before Taxes
(in thousands, except percentages)

The following table provides selected financial data for our reportable segments for the periods indicated:

	Quarter Ended		Year Ended December 31,
	4Q24	4Q23	2024	2023
Revenue:
Advertising	$999,487	$576,489	$3,224,058	$1,841,762
Apps	373,292	376,772	1,485,190	1,441,325
Total Revenue	$1,372,779	$953,261	$4,709,248	$3,283,087

Segment Adjusted EBITDA:
Advertising	$776,699	$420,008	$2,442,597	$1,275,705
Apps	71,325	56,147	277,008	226,953
Total Segment Adjusted EBITDA	$848,024	$476,155	$2,719,605	$1,502,658

Interest expense and loss on settlement of debt	(94,199)	(71,584)	(318,260)	(275,665)
Other income (expense), net	8,302	(18,528)	25,440	7,831
Amortization, depreciation and write-offs	(127,837)	(119,111)	(448,680)	(489,008)
Loss on disposal of long-lived assets	—	—	(1,646)	—
Non-operating foreign exchange gain (loss)	(1,450)	65	(291)	1,224
Stock-based compensation	(100,921)	(88,049)	(376,455)	(363,107)
Acquisition-related expense	(5)	(52)	(885)	(1,047)
Restructuring costs	(16,790)	—	(22,823)	(2,316)
Income before income taxes	$515,124	$178,896	$1,576,005	$380,570

Segment Adjusted EBITDA Margin:
Advertising	78%	73%	76%	69%
Apps	19%	15%	19%	16%